Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards
We have not adopted a formal policy governing the timing of equity awards, including stock options, in relation to the disclosure of material non-public information. The compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.